Creating breakthrough treatments for patients with serious and orphan diseases by harnessing the power of soluble guanylate cyclase ( sGC ) April 10, 2020 Exhibit 99.1

Safe Harbor Statement 2 This presentation contains forward - looking statements. Any statements contained in this presentation that are not historical fac ts may be deemed to be forward looking statements. Words such as “anticipate,” “believe,” “potential,” “expect,” “may,” “will,” “should,” “could,” “plan,” “estimate,” “target,” “project,” “contemplate,” “intend,” “future,” “will,” “predict,” “continue,” an d the negative of these terms and similar expressions are intended to identify these forward - looking statements. These forward - looking statements are based on Cyclerion’s current expectations, projections and trends, are only predictions and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed o r implied in such statements. Investors are cautioned not to place undue reliance on these forward - looking statements, which include but are not limited to statements about possible or assumed future results of operations; preclinical, clinical and n on - clinical studies, the interpretation of data therefrom and the ability to replicate findings from such studies; business stra teg ies, research and development plans, collaborations, partnerships, out - licensing (including without limitation with respect to praliciguat), regulatory activities and any timing thereof; competitive position, potential growth or commercial opportunitie s; the clinical potential, application, commercialization or potential markets of or for any proposed products; the anticipated timi ng of release of data from any clinical trials; and the size and design of those clinical trials. Applicable risks and uncertainties include those listed under the heading “Risk Factors” and elsewhere in our most recent For m 1 0 - K filed with the SEC on March 12, 2020. These forward - looking statements speak only as of the date of this presentation, and we undertake no obligation and do not intend to update these forward - looking statements.

Patient impact and value creation 2020 catalysts across programs Cyclerion: clinical stage startup developing sGC therapeutics for serious diseases • sGC : a clinically - validated fundamental mechanism • 2020 priorities • out - license praliciguat in cardiometabolic disease • clinical trial top - line results in SCD, CNS • starting Q2 2020 with ~$72M cash 1 ; supports our priorities into Q2 2021 • experienced and successful leadership team 3 1. Preliminary, unaudited unrestricted cash, cash equivalents and restricted cash balance as of March 31, 2020

sGC: single target with potential to address multiple aspects of disease Initial Breakthrough Emerging Insights Inflammation Neuronal Function Metabolism Fibrosis Metabolism Neuronal function Smooth muscle and vascular function Inflammation Graphic adapted from Buys et al. 2018. Discovery and development of next generation sGC stimulators with diverse multidimensional pharmacology and broad therapeutic potential. Nitric Oxide 78:72 - 80 Differentiated sGC stimulators designed to modulate signaling in tissues most relevant to targeted diseases 4

Nitric oxide (NO) signaling: clinically validated pathway



NOS
Arginine
NO
sGC
STIMULATOR
sGC
GTP
cGMP
PDE
GMP
Therapeutic effects

- **Multiple drugs created by targeting different steps in pathway**
  - **NO donors** for angina (e.g., Nitropress®, Imdur®, Corvasal®, Corvaton®)
  - **PDE5 inhibitors** for erectile dysfunction and pulmonary arterial hypertension (e.g., Viagra®, Cialis®, Revatio®, Adcirca®)
  - **sGC stimulator** indicated for multiple forms of pulmonary arterial hypertension: (e.g., Adempas®)
  - **sGC stimulator** demonstrated outcomes benefit in phase 3 for worsening HFrEF (vericiguat)

- **sGC stimulator mechanism has the potential to fully leverage the NO-sGC-cGMP pathway**
  - target is **broadly expressed** in the body (unlike PDEs)
  - **synergizes** with endogenous NO (unlike NO donors)
  - **drives cGMP levels at the source** (unlike PDE inhibitors)
  - has a **durable response** (unlike NO donors)

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A wholly owned pipeline of differentiated molecules Liver - targeted Lung - targeted Preclinical Olinciguat Phase 2 proof - of - concept study in sickle cell disease ongoing (SCD) Topline data expected Q3 2020 Praliciguat Results support out - license for further development as a potential best - in - class cardiometabolic therapeutic IW - 6463 Phase 1 in young healthy volunteers completed, with good CNS exposure, once - daily oral PK, and good safety/tolerability. POM study enrolled; TLD expected mid - year 2020 Ongoing Clinical Programs Completed Clinical POC 6

• distinctive track record of innovative drug discovery/development (e.g. -- CELEBREX ® , KALYDECO ® , LINZESS ® , LUNESTA ® , OPDIVO ® , ORKAMBI ® , YERVOY ® ) • successful sGC /cGMP drug hunters; deep knowledge of nitric oxide (NO) - cGMP pathway • broad experience in creating strong organizations and commercializing products Experienced team and successful leadership 7

Praliciguat out - licensing discussions ongoing • promising DN results: • UACR reductions on top of standard of care • reductions in blood pressure, HbA1c, total and LDL cholesterol • favorable safety profile, consistent with previous studies • attractive dosing and PK relative to others in class • VICTORIA results further validate cardiometabolic potential of the class and suggest potential for praliciguat as a best - in - class cardio metabolic therapeutic Out - licensing discussions ongoing Data support further development 8 1 CT [2]1

Olinciguat in sickle cell disease (SCD): potential for raising standard of care across four therapeutic domains • upstream + downstream pharmacological intervention • impact potential in four clinical domains: anemia, daily symptoms , VOC, and organ protection -- not fully addressed by approved therapies • oral, QD drug for use in a broad range of SCD patients • STRONG SCD trial designed to assess safety and pharmacodynamic effects across full dose range • mitigating potential impact of COVID - 19 on study execution TLD expected Q3 2020 Dynamic mechanism - alone or complementing approved treatments 9 2

Olinciguat: potential upstream and downstream interventions in SCD 10 sGC may restore deficient nitric oxide signaling Increased hemolysis leads to reduced nitric oxide state Upstream • increased HbF may lead to reduced proportion of sickled RBCs1 Downstream • improved blood flow • decreased vascular inflammation & cell adhesion • improved endothelial integrity 1. Conran, N., & Torres, L. (2019). cGMP modulation therapeutics for sickle cell disease. Experimental Biology and Medicine , 244(2), 132 – 146.

Potential to raise standard of care across four therapeutic domains olinciguat improve daily symptoms reduce anemia reduce painful crises (VOC) preserve organ function • newly approved therapies each target a single clinical domain… • …olinciguat has the potential to improve four • daily symptoms and end - organ protection remain unaddressed, decreasing QoL and increasing mortality • further improvement in anemia and/or VOC possible with olinciguat alone or as add - on therapy serving broad SCD patient population 11

Preclinical data support clinical investigation

Inflammation



1
sE-selectin
sE-selectin (ng/mL)
200
150
100
50
0
****
****
Naive
Vehicle
Olinciguat
TNFα

Lower levels of vascular inflammatory markers and improved vascular function in mouse models of inflammation†

Anemia



Total hemoglobin
2
Hemoglobin (g/dL)
11
10
9
8
7
6
*
0
10
Day

Decrease in progression of hemolytic anemia in Townes SCD mouse model

Fetal Hemoglobin



3
γ–globin
Normalized gene expression
4
3
2
1
0
****
Vehicle
Olinciguat

Higher mRNA expression of the γ-globin subunit of fetal hemoglobin in cultured cells

Survival



4
Survival (%)
100
50
0
Untreated
TNFα/Vehicle
TNFα/OLI
*
0
2
4
6
8
10
Time after TNFα Injection (hours)

Olinciguat extended survival in TNFα challenge Berkeley SCD mouse model

† Adhesion can occlude microcirculation and lead to painful VOC and other serious complications; 1. **** $p<0.0001$ vs TNFα-vehicle, 1h predose olinciguat followed by treatment with TNFα in normal mice; 2.* $p<0.05$; 3. **** $p<0.0001$ vs vehicle Treatment of K562 cells with vehicle or olinciguat for 7 days in cell culture, 4 * $p<0.05$ vs TNFα-vehicle, work done collaboratively with the laboratory of Paul Frenette (Albert Einstein), HU did not show benefit to survival

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STRUCTURE OBJECTIVES INSIGHTS FOR PHASE 3 DESIGN Topline results expected Q3 2020 • 70 patients enrolled in all SCD genotypes, aged 16 – 70 • placebo controlled, double blind • 4 dose levels • 12 - week treatment • assess safety and tolerability • confirm PK profile in SCD patients • development of the CYCN fit - for - purpose patient - reported outcomes (ePRO) instrument • signs of pharmacodynamic effect: biomarkers ( Hb, HbF , inflammation, adhesion) and daily symptom effects • endpoint selection based on results (biomarkers and ePRO) • determine study sample size and dose(s) Olinciguat phase 2 trial designed to support rapid advancement 13

IW - 6463 in CNS: advancing development for potential treatment of serious neurodegenerative diseases TLD data expected mid 2020 Ph 1 showed safety, target engagement, CNS exposure 14 3 Preclinical evidence: stimulation of nitric oxide - cGMP pathway improves determinants of brain health Potential for improved brain health Impaired brain function associated with low nitric oxide - cGMP Enhanced NO - cGMP in the CNS has potential to: • improve cognition • increase cerebral blood flow • increase synaptic density • decrease neuroinflammation • improve neuronal bioenergetics

IW-6463 potential to restore nitric oxide-cGMP signaling

Nitric oxide insufficiency leads to
- neuroinflammation and neurodegeneration
- impaired cerebral blood flow

Improved brain health
- decreased neuroinflammation
- increase cerebral blood flow
- neuroprotection and enhanced cognition


ROS
ROS
ROS
ROS
ROS
ROS
IW-6463
IW-6463
IW-6463
IW-6463
IW-6463
IW-6463

Figure adapted from Tobin, Zimmer et al. J Pharmacol Exp Ther 2018;365:664-675. Copyright © 2018 The Author(s).

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IW - 6463 preclinical results support potential broad utility in CNS disease 16 Note: data provided in this slide is based on preclinical models, *p<0.05 vs LPS + DETA Control Maze performance in aged rats Inflammatory cytokine in rat brain 3D microtissues Cerebral blood flow Cognition Neuro - inflammation LPS: lipopolysaccharide; DETA: diethylenetriamine NONOate ; IL - 6: interleukin 6

Positive phase 1 IW - 6463 results support further development Insights • CNS drug presence at levels expected to be pharmacologically active • QD dosing, linear and predictable PK • may be taken with or without food • evidence of target engagement (blood pressure) • well - tolerated at all dose levels • all AEs mild in severity, no SAEs • 3 stage: SAD, MAD and food interaction • 110 healthy volunteers • age range 18 - 63 • assessed safety , PK (blood & CSF) • wide dose / exposure range tested Phase 1 study design 17

18 Translational design: IW - 6463 pharmacology across 4 domains Assessing • safety • pharmacokinetics • target engagement Neuronal Function Neuro - inflammation Cellular Bioenergetics Cerebral Blood Flow 24 healthy elderly subjects IW - 6463 QD placebo IW - 6463 QD placebo washout 15 days 15 days Topline data expected mid 2020 Note: COVID - 19 may reduce the number of participants in the 2 nd cross over period or delay its start in some subjects.

Clinical direction: accelerate and de - risk into high value CNS indications IW - 6463 ph1 SAD/MAD/FI additional clinical studies in neurodegenerative disorders safety, tolerability, PK, biomarkers: CBF, cGMP 19 2019 2020 2021 completed December 2019 Top - line expected mid 2020 translational pharmacology study in elderly subjects ongoing discovery work: • understand fundamental mechanisms • apply the power of sGC and NO signaling

Patient impact and value creation 2020 catalysts across programs Cyclerion: clinical stage startup developing sGC therapeutics for serious diseases • sGC : a clinically - validated fundamental mechanism • 2020 priorities • out - license praliciguat in cardiometabolic disease • clinical trial top - line results in SCD, CNS • starting Q2 2020 with ~$72M cash 1 ; supports our priorities into Q2 2021 • experienced and successful leadership team 20 1. Preliminary, unaudited unrestricted cash, cash equivalents and restricted cash balance as of March 31, 2020

Creating breakthrough treatments for patients with serious and orphan diseases by harnessing the power of soluble guanylate cyclase ( sGC ) April 10, 2020

Appendix 22

NO - sGC - cGMP signaling 23 NOS=nitric oxide synthase; cGMP=cyclic guanosine monophosphate; PDE=phosphodiesterase; GTP=guanosine triphosphate; GMP=guanosine monophosphate Reviewed in: Sandner et al. (2018) Soluble Guanylate Cyclase Stimulators and Activators. In: . Handbook of Experimental Pharmacology. Springer, Be rl in, Heidelberg.

sGC stimulators are positive allosteric modulators that enhance NO - sGC - cGMP signaling 24

sGC stimulators act synergistically with NO 25 In vitro (HEK293 cells) -11 -10 -9 -8 -7 -6 -5 -4 0 200 400 600 800 log [stimulator] c G M P ( n M ) EC 50 ~ 100 nM EC 50 ~ 3 µM Stimulator + NO donor PBS NO donor Stim Stim + NO donor 0 10 20 30 c G M P ( n M ) * *** **** In vivo (rat liver/retrodialysis) Stimulator alone * p<0.05, *** p<0.001; **** p<0.0001 vs PBS

PRALICIGUAT

Preclinical data for praliciguat support potential utility in diabetic nephropathy

- preservation of kidney function in multiple animal models†
- corresponding effects on inflammation, fibrosis, and metabolism
- anti-inflammatory and anti-fibrotic effects mechanistically separated from hemodynamic effects
- Positive effects on fasting glucose and lipids in ZSF1 rat model of diabetic nephropathy

Kidney Protection


Albuminuria[1]
Albumin/creatinine (g/g)
0.8
0.6
0.4
0.2
0.0
****
*
Control
Control
Praliciguat
High salt


Glomerulosclerosis[1]
Histology score
4
3
2
1
0
***
***
Control
Control
Praliciguat
High salt

Anti-Fibrotic


TGFβ-induced apoptosis[2]
Apoptosis (%)
120
100
80
60
40
20
0
-20
***
****
Vehicle
Vehicle
Praliciguat
TGFβ

† Dahl salt-sensitive rat model of hypertension and ZSF1 rat model of DN, 1. * p<0.05, *** p<0.001; **** p<0.0001 vs High-salt control in Dahl salt-sensitive rat model; 2.*** p<0.001; **** p<0.0001 vs TGFβ-vehicle in human renal proximal tubule epithelial cells in cell culture

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Phase 2 showed promising improvement in UACR (90 % CIs by dose & timepoint) LS mean (90% CI) change UACR in (mg/g) ( mITT ) 1 % UACR change from baseline 1. mITT : modified intent - to - treat population n=133 excludes data from site 00A where data inconsistencies were observed in both the tre atment and control groups 27 weeks of treatment 20 0 - 20 - 40 1 0 4 8 12 PRALICIGUAT PRALICIGUAT

1h predose olinciguat followed by treatment with TNF α in normal mice Reducing vascular inflammation via blockade of specific adhesion receptors is a clinically validated approach to reducing painful crises (e.g. crizanlizumab ) Lower expression of cellular adhesion molecules associated with olinciguat treatment in preclinical model † † in models of vascular inflammation, * p<0.05, ** p<0.001; **** p<0.0001 vs TNF α - vehicle 28 OLINCIGUAT

In a preclinical model of SCD, progression of hemolytic anemia was ameliorated in olinciguat treated mice *p<0.05; ** p<0.01 Olinciguat vs Vehicle at Day 10 29 OLINCIGUAT

Treatment of K562 cells with vehicle or olinciguat for 7 days in cell culture Increasing fetal hemoglobin is a clinically validated approach to the treatment of sickle cell disease (i.e. hydroxyurea)* * In patients with SCD, higher HbF levels are associated with reduced rates of VOC, decreased frequency of acute chest syndrome and attenuation of other complic at ions of SCD **** p<0.0001 vs vehicle Greater normalized expression of the ɣ - globin subunit of fetal hemoglobin in cell culture treated with olinciguat 30 OLINCIGUAT

Reticular activating system thalamus cortical transition areas ventral hippocampus sGC stimulator : Peripherally Restricted IW - 6463: CNS - penetrant - Increased blood flow to areas associated with memory and arousal in normal rats by fMRI BOLD imaging - Note: data provided in this slide is based on preclinical models Increased blood flow to brain areas associated with memory and arousal in rats treated with IW - 6463 31 Cerebral Blood Flow Neuroinflammation Neuroprotection Cognitive Function IW - 6463

IW-6463

Anti-inflammatory neuroprotective effects in mice treated with IW-6463

Cerebral Blood Flow | **Neuroinflammation** | Neuroprotection | Cognitive Function


IW-6463
NO
sGC
GTP
cGMP
PKG
pCREB
Neuroinflammation


Neuroinflammation in rat brain 3D microtissues
IL-6 (pg/mL)
40
30
20
10
1.0
*
Control
Control
IW-6463
LPS + DETA


Neuroinflammation in mouse microglial cells
IL-6 (ng/mL)
300
250
200
150
100
50
0
*
Control
Control
IW-6463
LPS + DETA

- Increased cGMP and pCREB in rat brain 3D microtissues -

- Decreased inflammatory cytokines in rodent microglial cultures and brain 3D microtissues -

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Note: data based on IW-6463 pretreatment in preclinical models, *p<0.05 vs LPS + DETA Control

32

Neuroprotective effects in mice treated with IW - 6463 33 - Synaptic spine density in aged mice at same level observed in young mice - Note: data provided in this slide is based on preclinical models IW - 6463 Cerebral Blood Flow Neuroinflammation Neuroprotection Cognitive Function *p<0.05 vs. control aged mice **p<0.01 vs. control aged mice

Improved cognitive function in rats treated with IW - 6463 34 - Positive effect on cognitive function in multiple animal models, including both aged and pharmacologically impaired rats - Note: data provided in this slide is based on preclinical models Thigmotaxis : tendency to stay close to walls when exploring open spaces, which is associated with cognitive dysfunction and interferes with maze solving IW - 6463 Cerebral Blood Flow Neuroinflammation Neuroprotection Cognitive Function

Cortical brain activity greater in rats treated with IW - 6463 - Opportunity for Early Clinical Proof of Pharmacologic Effects – - Pharmacological effects of IW - 6463 can be assessed clinically using translational non - invasive methods including EEG, MRS, ASL , and fMRI BOLD - Note: data provided in this slide is based on preclinical models 35 IW - 6463